UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2015

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of V.F. Corporation (“VF”) has elected Scott A. Roe to the role of Vice President and Chief Financial Officer of VF effective April 1, 2015. Mr. Roe, 50, has served as Vice President – Controller and Chief Accounting Officer since February 2013. Mr. Roe has been with VF for 18 years. Robert K. Shearer, who held the role of Senior Vice President and Chief Financial Officer of VF, retired after 28 years of service.

The Board has elected Bryan H. McNeill to the role of Vice President and Chief Accounting Officer of VF effective April 1, 2015 to succeed Mr. Roe. Mr. McNeill, 53, has served as Controller and Supply Chain Chief Financial Officer – EMEA since May 2010. He has been with VF for 19 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

April 2, 2015	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President, General Counsel and Secretary